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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.

                          SCHEDULE 14A INFORMATION

        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ]     Confidential, for Use of the Commission Only (as permitted by
        Rule14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[X]     Soliciting Material Pursuant to Rule 14a-12

                           BURLINGTON RESOURCES INC.
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               (Name of Registrant as Specified in its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
    0-11. (1) Title of each class of securities to which transaction applies:

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       (2)   Aggregate number of securities to which transaction applies:

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       (3)   Per unit price or other underlying value of transaction
             computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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       (4)   Proposed maximum aggregate value of transaction:

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       (5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)   Amount Previously Paid:

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       (2)   Form, Schedule or Registration Statement No.:

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       (3)   Filing Party:

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       (4)   Date Filed:

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The  following  are sets of Questions and Answers that were first posted on
Burlington Resources Inc.'s intranet web site on December 29, 2005.

                         FREQUENTLY ASKED QUESTIONS

These questions and answers have been written to provide you with the information requested in employee meetings and on the Employee Resource Site. Employee questions that are similar in nature are grouped together, rephrased and answered by a team from Human Resources. Please note: If a conflict is discovered between these Q&As and the Plan Documents, the Plan Documents will prevail. For specific individual questions, you are encouraged to seek assistance from your Human Resources representative for answers related to your personal circumstances.


COMMUNICATIONS
--------------

Q:   HOW OFTEN WILL THE Q&A BE UPDATED?
A: It depends. Some questions can be answered by one member of our team, but other questions may require input from several people. Our goal is to answer questions as quickly as possible, but we want to ensure that our answers are accurate, that we answer your questions right the first time, and that our answers apply to as many employees as possible.

COMPENSATION PROGRAMS
---------------------

Q: WHAT WILL HAPPEN WITH THE PETROTECH LONG-TERM INCENTIVE UNITS THAT HAVE ALREADY BEEN GRANTED?
A: ConocoPhillips has agreed that outstanding awards under the Petrotech and Canadian LTI programs will be honored in accordance with the provisions of our plan. During January, participants in the U.S. Long-Term Incentive Plan or the Canadian Long-Term Incentive Plan will receive direct communications regarding their outstanding grants.

Q:   WHAT HAPPENS TO PHANTOM STOCK GRANTS UPON THE CHANGE IN CONTROL?
A: The 1998 Employee Phantom Stock Plan provides that phantom stock granted under that plan will automatically vest upon a "change in control," which in this case is when we complete the merger with ConocoPhillips.

CHANGE IN CONTROL / SEVERANCE
-----------------------------

Q: WILL YEARS OF SERVICE BE ROUNDED UP TO A WHOLE NUMBER FOR THE CHANGE IN CONTROL SEVERANCE CALCULATION?
A: Yes. Partial years of service will be rounded up to the next whole number. For example, 3.4 years of service would be rounded up to 4 years.

Q: IS AN AUTOMATED SPREADSHEET TOOL AVAILABLE THAT WILL ALLOW EMPLOYEES TO ESTIMATE THE VALUE OF THEIR SEVERANCE BENEFITS?
A: We are currently developing spreadsheet tools that will perform severance calculations. These tools will be available in January.

Q:   WILL ALL EMPLOYEES BE ELIGIBLE FOR A SEVERANCE PACKAGE?
A: No. While all BR employees are covered by a Change in Control Severance Plan, eligibility to receive a severance package depends upon whether a job offer is extended by ConocoPhillips, and the nature of that job offer.

Q:   WILL EMPLOYEES BE ALLOWED TO VOLUNTEER FOR SEVERANCE?
A:   No. Employees will not be allowed to volunteer for severance.

Q: HOW WILL SEVERANCE BENEFITS BE CALCULATED FOR THOSE EMPLOYEES NOT ON U.S. PAYROLL PLANS?
A: Severance benefits will be calculated for all BR employees using the same basic formula in the Employee Change in Control Severance Plan. That plan is posted on this intranet site.

Q: FOR PURPOSES OF CALCULATING THE CHANGE IN CONTROL SEVERANCE BENEFIT, WILL NON-EXEMPT EMPLOYEES IN THE U.S. RECEIVE CREDIT FOR THEIR OVERTIME HOURS WORKED?
A: The severance calculation for U.S. non-exempt employees will include both the annual base salary plus overtime.

Q:   WHEN  COMPUTING NET SEVERANCE PAY,  WHICH TAX  WITHHOLDING  RATES WILL
     APPLY?
A: BR will withhold federal, state or provincial and other taxes in the same manner that these taxes are traditionally withheld from annual bonuses and similar payments. For example, in the U.S. the withholding rates would be 25% of the gross amount for federal taxes; 6.2% for OASDI/Social Security (only the first $94,200 annually is taxed); 1.45% for Medicare; and additional amounts for any applicable state and local taxes.

Q: WILL PROFESSIONAL TAX ADVICE/GUIDANCE BE OFFERED TO HELP EMPLOYEES MITIGATE THE TAX IMPACT OF THE LUMP-SUM SEVERANCE?
A: Analysis of an employee's individual tax situation is best performed by your own tax specialist.

Q:   DOES ANNUAL BASE SALARY INCLUDE THE ANNUAL BONUS?
A: No. In accordance with Section 2.2 of the Plan, Base Salary is wages or salary on an annualized basis (including overtime).

RETIREMENT / PENSION
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Q:   IS THERE A PROVISION  FOR UNIVERSAL  VESTING OF U.S.  EMPLOYEES IN THE
     U.S. PENSION PLANS?
A: Maybe. Under IRS guidance, if enough BR employees are severed in connection with the transaction, the terminations of employment would be deemed a "partial termination" of the pension plan, in which case severed employees with unvested benefits would receive full vesting in their pension benefits at the time of their termination of employment. BR operates with a rule of thumb that vesting would be triggered if 20 percent or more of BR's U.S. employees are severed. It isn't yet known whether there will be sufficient terminations of employment in connection with the COP transaction to trigger this rule.

Q: CAN EMPLOYEES CURRENTLY ENROLLED IN THE U.S. FINAL AVERAGE EARNINGS PENSION PLAN CHOOSE TO TAKE A DISTRIBUTION AS A RESULT OF THE CHANGE IN CONTROL?
A: Vested employees who are terminated or who retire have the option of taking a lump-sum payment or an annuity if they are otherwise eligible to do so under the terms defined by the plan documents.

Q: WILL THE PENSIONS OF EMPLOYEES WHO HAVE NOT YET REACHED AGE 55 MATURE EARLY DUE TO TERMINATION?
A: No. BR's U.S. pension plans require employees to attain both the age of 55 as well as 10 or more years of service to be eligible for early retirement benefits.

Q: WILL THERE BE ANY DIFFERENT HANDLING OF PENSIONS IN CANADA DUE TO LEGAL REQUIREMENTS THERE?
A: The benefits provisions contained in the BR Canada Defined Contribution Pension Plan or the Defined Benefit Pension Plan are described in the respective plan documents. In addition, BR Canada employees are subject to legal protections enacted by the provinces in which they work. These protections are intended to ensure that accrued pension benefits are not adversely affected by an acquisition regardless of whether an employee joins the acquiring company. The existing BR Canada pension plans will continue in effect until the change in control date. A determination of whether BR employees who join ConocoPhillips will continue to accrue benefits under these plans or under alternative plans has not yet been made by ConocoPhillips.

BENEFITS PROGRAMS
-----------------

Q: WHAT HAPPENS TO UNUSED VACATION IF AN EMPLOYEE IS SEVERED DUE TO THE CHANGE IN CONTROL?
A. Any employee who is terminated will be paid for unused vacation reflected in the employee's current payroll records.

Q: WHAT HAPPENS TO UNUSED SICK LEAVE IF AN EMPLOYEE RECEIVES SEVERANCE BENEFITS DUE TO THE CHANGE IN CONTROL?
A:   Unused sick leave is not payable upon termination.

Q:   WILL  SEVERANCE  PAYMENTS  BE MATCHED AS PART OF BR'S  401(K)  SAVINGS
     PLANS?
A: No. The change in control severance benefit is not considered eligible earnings and therefore would not be matched under BR's 401(k) savings plans.

EMPLOYMENT
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Q:   WILL  OUTPLACEMENT  ASSISTANCE BE PROVIDED TO THOSE WHO DO NOT RECEIVE
     EMPLOYMENT OFFERS FROM CONOCOPHILLIPS?
A:   One of the benefits  available  under the  Employee  Change in Control
     Severance   Plan  to   employees   who  do  not   receive   offers  is
     outplacement/career transition counseling to assist them in finding new employment.

Q:   WILL EARLY RETIREMENT INCENTIVE PACKAGES BE OFFERED?
A:   No, BR will not offer early retirement incentive packages.

OTHER
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Q:   WILL THE BURLINGTON  RESOURCES  FOUNDATION'S LOCAL COMMITTEES CONTINUE
     MEETING REGULARLY AND MAKING GRANTS?
A: The Foundation and its committees will continue operating on a business-as-usual basis, consistent with past practices, until the change in control date. However, we are unlikely to make any commitments that will extend beyond 2006, without the concurrence of the Foundation's Board of Directors.

Q: WILL THE ELIGIBLE CHARITABLE DONATIONS THAT EMPLOYEES MADE IN 2005 STILL BE MATCHED BY THE BURLINGTON RESOURCES FOUNDATION?
A:   Yes. Donations made during 2005 will be matched by the Foundation.

Q: WILL THE BURLINGTON RESOURCES FOUNDATION CONTINUE MATCHING EMPLOYEE DONATIONS TO ELIGIBLE EDUCATIONAL AND CHARITABLE ORGANIZATIONS DURING 2006?
A: Eligible donations made prior to the closing date of the acquisition will be matched by the Foundation provided that all other guidelines of the program are met when the gift is made. Among these, the donor must be a regular, full-time employee at the time.

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             CAUTIONARY STATEMENTS RELEVANT TO FORWARD-LOOKING
       INFORMATION FOR THE PURPOSE OF "SAFE HARBOR" PROVISIONS OF THE
              PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

     Except for the historical and factual information contained herein, the matters set forth in this filing, including statements as to the expected benefits of the acquisition such as efficiencies, cost savings, market profile and financial strength, and the competitive ability and position of the combined company, and other statements identified by words such as "estimates, "expects," "projects," "plans," and similar expressions are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including required approvals by Burlington Resources shareholders and regulatory agencies, the possibility that the anticipated benefits from the acquisition cannot be fully realized, the possibility that costs or difficulties related to the integration of Burlington Resources operations into ConocoPhillips will be greater than expected, the impact of competition and other risk factors relating to our industry as detailed from time to time in each of ConocoPhillips' and Burlington Resources' reports filed with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. Burlington Resources Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                           ADDITIONAL INFORMATION

     In connection with the proposed transaction, ConocoPhillips will file a Form S-4, Burlington Resources will file a proxy statement and both companies will file other relevant documents concerning the proposed merger transaction with the Securities and Exchange Commission (SEC). INVESTORS ARE URGED TO READ THE FORM S-4 AND THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THE MERGER. Investors may obtain a free copy of the Form S-4 and the proxy statement (when available) and the other documents free of charge at the website maintained by the SEC at www.sec.gov. In addition, you may obtain documents filed with the SEC by ConocoPhillips free of charge by contacting ConocoPhillips Shareholder Relations Department at (281) 293-6800, P.O. Box 2197, Houston, Texas, 77079-2197. You may obtain documents filed with the SEC by Burlington Resources free of charge by contacting Burlington Resources Investor Relations Department at (800) 262-3456, 717 Texas Avenue, Suite 2100, Houston, Texas 77002, e-mail: IR@br-inc.com.

     ConocoPhillips, Burlington Resources and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from Burlington Resources' stockholders in connection with the merger. Information about the directors and executive officers of ConocoPhillips and their ownership of ConocoPhillips stock will be set forth in the proxy statement for ConocoPhillips' 2006 Annual Meeting of Stockholders. Information about the directors and executive officers of Burlington Resources and their ownership of Burlington Resources stock is set forth in Burlington Resources' proxy statement for its 2005 annual meeting, which was filed with the SEC on March 10, 2005. Investors may obtain additional information regarding the interests of such participants by reading the Form S-4 and proxy statement for the merger when they become available.

     Investors should read the Form S-4 and proxy statement carefully when they become available before making any voting or investment decision.